Exhibit J(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Trustees

CitiFunds Trust III

and

CitiFunds Institutional Trust

and

CitiFunds Premium Trust

We consent to the use of each of our reports for each of the funds listed below as of each of the respective fiscal year end dates described below, incorporated herein by reference.

Registrant and Fund (former Registrant Name) Name and Fiscal Year End	Report Date
CitiFunds Trust III:
California Money Market Portfolio to be known as Western Asset California Municipal Money Market Fund as of April 16, 2007
(formerly of Legg Mason Partners Municipal Funds)
March 31, 2006	May 24, 2006

Massachusetts Money Market Portfolio to be known as Western Asset Massachusetts Municipal Money Market Fund as of April 16, 2007
(formerly of Legg Mason Partners Municipal Funds)
March 31, 2006	May 24, 2006

New York Money Market Portfolio to be known as Western Asset New York Municipal Money Market Fund as of April 16, 2007
(formerly of Legg Mason Partners Municipal Funds)
March 31, 2006	May 24, 2006

Smith Barney Municipal Money Market Fund to be known as Western Asset Municipal Money Market Fund as of April 16, 2007
(formerly of Legg Mason Partners Municipal Funds)
March 31, 2006	May 24, 2006

Cash Portfolio to be known as Western Asset Money Market Fund as of April 16, 2007
(formerly of Smith Barney Funds)
December 31, 2006	February 26, 2007

Government Portfolio to be known as Western Asset Government Money Market Fund as of April 16, 2007
(formerly of Smith Barney Funds)
December 31, 2006	February 26, 2007

Citi New York Tax Free Reserves
August 31, 2006	October 26, 2006

The Boards of Trustees

CitiFunds Trust III

and

CitiFunds Institutional Trust

and

CitiFunds Premium Trust

Registrant and Fund (former Registrant Name) Name and Fiscal Year End	Report Date
Citi California Tax Free Reserves
August 31, 2006	October 26, 2006

Citi Connecticut Tax Free Reserves
August 31, 2006	October 26, 2006

Citi Tax Free Reserves
August 31, 2006	October 26, 2006

Citi Cash Reserves
August 31, 2006	October 26, 2006

Citi U.S. Treasury Reserves
August 31, 2006	October 26, 2006

CitiFunds Institutional Trust:

Cash Portfolio
to be known as Western Asset Institutional Money Market Fund as of April 16, 2007
(formerly of Smith Barney Institutional Cash Management Fund Inc.)
May 31, 2006	July 24, 2006

Government Portfolio to be known as Western Asset Institutional Government Money Market Fund as of April 16, 2007
(formerly of Smith Barney Institutional Cash Management Fund Inc.)
May 31, 2006	July 24, 2006

Municipal Portfolio to be known as Western Asset Institutional Municipal Money Market Fund as of April 16, 2007
(formerly of Smith Barney Institutional Cash Management Fund Inc.)
May 31, 2006	July 24, 2006

Citi Institutional Cash Reserves
August 31, 2006	October 26, 2006

Citi Institutional Enhanced Income Fund
August 31, 2006	October 26, 2006

The Boards of Trustees

CitiFunds Trust III

and

CitiFunds Institutional Trust

and

CitiFunds Premium Trust

Registrant and Fund (former Registrant Name) Name and Fiscal Year End	Report Date
Citi Institutional Liquid Reserves
August 31, 2006	October 26, 2006

Citi Institutional Tax Free Reserves
August 31, 2006	October 26, 2006

Citi Institutional U.S. Treasury Reserves
August 31, 2006	October 26, 2006

CitiFunds Premium Trust:

Citi Premium Liquid Reserves
August 31, 2006	October 26, 2006

Citi Premium U.S. Treasury Reserves
August 31, 2006	October 26, 2006

We also consent to the references to our firm under the heading “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

New York, New York

April 10, 2007